Exhibit 10.3

CONVERTIBLE SECURED PROMISSORY NOTE CONVERSION AGREEMENT

This CONVERTIBLE SECURED PROMISSORY NOTE CONVERSION AGREEMENT (this “Agreement”) is entered into and effective as of June 17, 2013 (the “Effective Date”) by and among the undersigned, each of whom have executed the Note Holder signature pages attached hereto as Annex A (each, a “Note Holder” and collectively, the “Note Holders”), and MOBIVITY HOLDINGS CORP., a Nevada corporation (the “Company”), with reference to the following facts:

A.           Concurrently with the transactions contemplated by this Agreement, the Company is entering into a Securities Purchase Agreement with certain accredited investors providing for sale and issuance of up to Seven Million Dollars ($7,000,000) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in a private placement transaction (the “Financing”).  The Financing contemplates an initial closing of no less than Three Million Dollars ($3,000,000) of total purchase price (the “Initial Closing”).

B.           Each Note Holder has previously purchased one or more 10% Senior Secured Convertible Bridge Note issued by the Company in the aggregate principal amount as to each Note Holder as set forth on Schedule I to the Note Holder signature pages attached hereto as Annex A (each, a “Note,” and collectively, the “Notes”) in the Company’s May 2012 convertible note financing (the “Bridge Financing”).

C.           The Company and the investors in the Bridge Financing entered into that certain Registration Rights Agreement dated May 30, 2012 (the “Prior Rights Agreement”) providing such investors with certain registration rights.

D.           In connection with the transactions contemplated by the Securities Purchase Agreement, and concurrently with the Initial Closing, each Note Holder desires to convert all of the outstanding principal under such Note Holder’s Note, and that portion of the accrued and unpaid interest as indicated on such Note Holder’s signature page hereto and calculated as of the Initial Closing, directly into shares of the Common Stock (the “Shares”), in accordance with the terms and conditions of this Agreement.

E.           In connection with the transactions contemplated by the Securities Purchase Agreement, the Note Holders and the Company desire to amend and restate the Prior Rights Agreement in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledge, the parties hereby agree as follows:

ARTICLE I
The Conversion

SECTION 1.1. Note Holder Signature Page.  By executing this Agreement, each Note Holder hereby confirms that all of the information with respect to such Note Holder’s Note, as described in the Note Holder’s signature page attached hereto as Annex A, is true, correct and complete as of the date hereof.

SECTION 1.2. Conversion of Securities.

(a) Subject to, and immediately prior to, the Initial Closing, each Note Holder severally agrees to convert all of the outstanding principal under such Note Holder’s Note (the “Principal Amount”), and that portion of the accrued and unpaid interest as indicated on such Note Holder’s signature page hereto and calculated as of the Initial Closing, directly into Shares at the rate of $0.20 per Share (the “Conversion Shares”), which is equal to the purchase price per Share for the investors in the Financing  (the “Offering Price”).

(b) The Company agrees to pay to the Note Holders any portion of the accrued and unpaid interest under the Notes, calculated as of the Initial Closing, any such Note Holder did not agree to convert into Shares pursuant to Section 1.2(a) (the “Interest Payment”).

(c) Each Note Holder shall indicate on its signature page attached hereto as Annex A, whether such Note Holder is electing to receive either (i) a five-year warrant (the “Warrant”) to purchase that number of shares of Common Stock equal to the Principal Amount plus all accrued and unpaid interest divided by the Offering Price in substantially the form attached hereto as Exhibit A, which Warrant shall be exercisable at the Offering Price and shall include cashless exercise provisions commencing 18 months from the date of issuance of the Warrant if there is not at that time an effective registration statement covering the shares of Common Stock exercisable upon exercise of the Warrant, or (ii) that number of shares of Common Stock equal to the product arrived at by multiplying (x) the Principal Amount plus all accrued and unpaid interest divided by the Offering Price and (y) 0.33 (the “Option Shares”).

Each Note Holder agrees that upon the conversion of its Note in accordance with this Section 1.2, the Note and all of the Company’s obligations thereunder shall be deemed to have been satisfied in full and the Note shall be extinguished, the security interest granted to the Note Holder in the Note shall terminate and all rights to the collateral shall revert respectively to the Company and its wholly owned subsidiary, Mobivity, Inc. f/k/a CommerceTel, Inc. (the “Operating Sub”), and the Guaranty provided by the Operating Sub and its obligations thereunder shall terminate.  Upon such termination, each Note Holder hereby authorizes the Company and the Operating Sub to file any UCC termination statements necessary to effect such termination, and each Note Holder hereby irrevocably appoints the Company as its attorney-in-fact (which appointment is coupled with an interest) and agrees that the Company and the Operating Sub may execute and file any documents or instruments, including any UCC termination statements necessary to effect such termination as they may determine in their sole discretion.

The Company shall issue to the Note Holders (i) the Conversion Shares and (ii) the Warrants or the Option Shares, as applicable (collectively, along with the Conversion Shares, the “Securities”), and shall make the Interest Payments to the Note Holders within three (3) business days of the Initial Closing.

SECTION 1.3. Closing.  The transactions contemplated by this Agreement shall occur on the date of the Initial Closing (the “Closing Date”).

SECTION 1.4. Amendment and Restatement of the Prior Rights Agreement.  Upon the execution of this Agreement by the Company and the Note Holders representing the Required Investors (as defined the Prior Rights Agreement), the Prior Rights Agreement is hereby amended pursuant to Section 7(a) thereof such that the Prior Rights Agreement shall be amended and restated in the form attached hereto as Exhibit B.

ARTICLE II
Representations and Warranties of the Note Holders

Each Note Holder severally represents and warrants to the Company, with respect to the Notes individually owned by such Note Holder, as designated on the Note Holder signature pages attached hereto, the following, each of which shall be true as of the Effective Date and the Closing Date:

SECTION 2.1. Good Title.  The Note Holder is the record and beneficial holder of the Note issued by the Company as set forth below such Note Holder’s name on the Note Holder signature pages attached hereto as Annex A.  The Note Holder holds the respective Note free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreements and other encumbrances other than restrictions under the Federal securities laws.

SECTION 2.2. Power and Authority.  This Agreement constitutes a legal, valid and binding obligation of the Note Holder, enforceable against such Note Holder in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equity principles related to or limiting creditors’ rights generally and by general principals of equity.

SECTION 2.3. No Conflicts.  The execution and delivery of this Agreement by the Note Holder and the performance by the Note Holder of any obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, “Laws”); (ii) will not violate any Laws applicable to such Note Holder and (iii) will not violate or breach any contractual obligation to which such Note Holder is a party.

SECTION 2.4. Investment Purpose. Each Note Holder is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that by making the representations herein, each Note Holder reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act.

SECTION 2.5. Accredited Investor Status.  Each Note Holder is an “accredited investor” as that term is defined in Rule 501(a) (3) of Regulation D, as promulgated under the Securities Act.

SECTION 2.6. Reliance on Exemptions.  Each Note Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and each Note Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Note Holder set forth herein in order to determine the availability of such exemptions and the eligibility of each Note Holder to acquire the Securities.

SECTION 2.7. Information. Each Note Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and information each Note Holder deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by each Note Holder. Each Note Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Each Note Holder understands that its investment in the Securities involves a high degree of risk.  Each Note Holder is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Note Holder to obtain information from the Company in order to evaluate the merits and risks of this investment.  Each Note Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

SECTION 2.8. No Governmental Review. Each Note Holder understands that no United States federal or state Governmental Authority has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such Governmental Authorities passed upon or endorsed the merits of the offering of the Securities.

SECTION 2.9. Restricted Securities. The Note Holder understands that the Securities are characterized as “restricted securities” under the Securities Act inasmuch as the Securities are being offered in a transaction not involving a public offering.  The Note Holder further acknowledges that the Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom.  The Note Holder represents that he, she or it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

ARTICLE III
Miscellaneous

SECTION 3.1. Entire Agreement.  This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and all prior agreements, understandings, representations and statements among the parties (or any of them) with respect to the subject matter hereof are superseded by this Agreement and shall be of no further force or effect.

SECTION 3.2. Modifications.  This Agreement may not be modified or amended except by written instrument, signed by each of the parties hereto, expressing such an amendment or modification.

SECTION 3.3. Further Cooperation.  The parties hereto agree to execute, acknowledge, if appropriate, and deliver any document and cooperate in performing any acts in any reasonable manner to carry out the intent and implement the terms and conditions of this Agreement.

SECTION 3.4. Headings.  The parties hereto understand that the headings contained within this Agreement are included for purposes of convenience only and shall not in any manner limit or define any of the rights, responsibilities, duties, or liabilities of any of the parties hereto as set forth in any of the paragraphs in this Agreement and shall not affect the construction or interpretation of any of the provisions of this Agreement.

SECTION 3.5. Negotiated Transaction.  This Agreement is to be deemed to have been jointly prepared by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party hereto.

SECTION 3.6. Binding on Successors.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective family members, heirs, successors, and assigns.

SECTION 3.7. Applicable Law.  This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of New York, without giving effect to any principle or doctrine regarding conflict of laws.

SECTION 3.8. Execution in Counterparts.  This Agreement may be executed in two or more counterparts, each signed by one of the signatories to this Agreement, and all of said counterparts together shall constitute one and the same instrument.  The parties hereto agree that facsimile signatures may be relied upon by each of the signatories to this Agreement as original signatures.

SECTION 3.9. Severability.  In the event that any provision of this Agreement or portion thereof is held by a court of competent jurisdiction to be unenforceable or invalid, the validity and enforceability of the remaining provisions or portions thereof shall not be adversely affected.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date hereof.

MOBIVITY HOLDINGS CORP. a Nevada corporation By: /s/ DENNIS BECKER
Name: Dennis Becker Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR NOTE HOLDERS FOLLOW
 ON ATTACHED ANNEX A]

Annex A

Note Holders Signature Page

IN WITNESS WHEREOF, the undersigned Note Holder has executed this Agreement as of the Effective Date hereof.

NAME OF NOTE HOLDER:  Please Print:______________________

[Note Holder Signature]

SECTION 1.2(C):
The Holder is electing to receive (check one):   [   ] Warrant                         [   ] Option Shares

Accrued and Unpaid Interest:
The Holder is electing to receive accrued and unpaid interest through the Closing Date in shares of the Company’s Common Stock rather than cash:
[   ] Yes              [   ] No

WARRANT:
If the Holder is electing to receive the Warrant, then please check one:
[   ]           Exclude Section 11                                [   ]           Include 4.99% Limitation on Exercise (Section 11)
[   ]           Include 9.99% Limitation on Exercise (Section 11)

ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Fax:
Email:

[EXECUTED SIGNATURE PAGES OF THE INVESTORS OMITTED]

Exhibit A

FORM OF WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

MOBIVITY HOLDINGS CORP.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. [_________]	Original Issue Date: [ ], 2013

Mobivity Holdings Corp., a Nevada corporation (the “Company”), hereby certifies that, for value received, [            ] or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [            ] shares of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.20 (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time from on or after the date hereof (the “Trigger Date”) and through and including 5:00 P.M., prevailing Pacific time, on [             ], 2018 (the “Expiration Date”), and subject to the following terms and conditions:

This Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to that certain Convertible Secured Promissory Note Conversion Agreement dated [___], 2013, by and among the Company and the Note Holders identified therein (the “Conversion Agreement”).  All such warrants are referred to herein, collectively, as the “Warrants.”

1.           Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Conversion Agreement.

2.            Registration of Warrants.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.           Registration of Transfers. The Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon (i) surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified herein (ii) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (iii) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Sections 2.4, 2.5, 2.6, 2.7, 2.8 and 2.9 of the Conversion Agreement, to the Company at its address specified in the Conversion Agreement. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Holder of a Warrant.

4.           Exercise and Duration of Warrants.

(a)           All or any part of this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Trigger Date and through and including 5:00 P.M. prevailing Pacific time on the Expiration Date. At 5:00 P.M., prevailing Pacific time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

(b)           The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), appropriately completed and duly signed, (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Sections 2.4, 2.5, 2.6, 2.7, 2.8 and 2.9 of the Conversion Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Conversion Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date).  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.           Delivery of Warrant Shares.  Upon exercise of this Warrant, the Company shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Warrant Shares issuable upon such exercise, with an appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.

6.           Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.           Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.           Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Shares may be listed.

9.           Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)            Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Fundamental Transactions. If, at any time while this Warrant is outstanding  (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the survivor, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its Common Stock is acquired by a third party, in each case,  in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”).  The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and/or receive (as the case may be), and the other obligations under this Warrant.  The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous to a Fundamental Transaction.

(c)           Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)           Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or issuance of any such shares shall be considered an issue or sale of Common Stock.

(e)           Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(f)           Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least ten (10) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.           Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, the Holder may, in its sole discretion, commencing on the date that is 18 months from the date of this Warrant, satisfy its obligation to pay the Exercise Price through a “cashless exercise”,  in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the total number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) for the five Trading Days ending on the date immediately preceding the Exercise Date.

B = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC.  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then the Company shall, within two business days submit via facsimile (a) the disputed determination of the Warrant Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten business days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Conversion Agreement (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

11.           [Limitation on Exercises.  The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with such Holder’s affiliates) would beneficially own in excess of 4.99% (“Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Holder and its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  To the extent that the limitation contained in this Section 11 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliate) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliate) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of the determination.  For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company setting forth the number of shares of Common Stock outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of Warrants.  In addition, by written notice to the Company, any Holder may remove the limitations on exercises provided in this Section 11 entirely; provided that (i) any such removal will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such removal will apply only to the Holder sending such notice and not to any other holder of Warrants.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 11 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.]  [NTD:  NOTE HOLDER TO INDICATE ON ANNEX A OF THE NOTE CONVERSION ARGEEMENT WHETHER IT IS ELECTING TO ADD A 4.99/9.99% BLOCKER BASED ON THE FOREGOING LANGAUGE OR NO BLOCKER.]

12.           No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant.  In lieu of any fractional shares which would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded up to the next whole number.

13.           Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Conversion Agreement prior to 5:00 p.m. (prevailing Pacific time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Conversion Agreement on a day that is not a Trading Day or later than 5:00 p.m. (prevailing Pacific time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Conversion Agreement unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 13.

14.           Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15.           Miscellaneous.

(a) The Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 14(a), the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company, contemporaneously with the giving thereof to the shareholders.

(b) Subject to the restrictions on transfer set forth on the first page hereof, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)           Except as otherwise set forth herein, prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MOBIVITY HOLDINGS CORP.

By:
Name:
Title:

SCHEDULE 1
FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Ladies and Gentlemen:

(1)           The undersigned is the Holder of Warrant No. __________ (the “Warrant”) issued by Mobivity Holdings Corp., a Nevada corporation (the “Company”).  Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.

(3)           The Holder intends that payment of the Exercise Price shall be made as (check one):

            Cash Exercise

            “Cashless Exercise” under Section 10

(4)           If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $_______ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.

Dated:_______________, _____

Name of Holder:  ___________________________

By:__________________________________

Name: _______________________________

Title:  _______________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

MOBIVITY HOLDINGS CORP.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              (the “Transferee” the right represented by the within Warrant to purchase                  shares of Common Stock of Mobivity Holdings Corp. (the “Company”) to which the within Warrant relates and appoints                              attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)
the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)
the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)
the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated: ,
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

I, _______________________________, the spouse of [Enter Name of Note Holder], have read and approve of the CONVERTIBLE SECURED PROMISSORY NOTE CONVERSION AGREEMENT (the “Agreement”) entered into and effective as of ________, 2013 by and among the Note Holders who executed the Note Holder signature pages attached thereto as Appendix A, and Mobivity Holdings Corp., a Nevada corporation (the “Company”).

In connection with the transactions contemplated by the Agreement, and only subject to their consummation, I wish to convert my interest in such notes pursuant to the terms of the Agreement, and I hereby appoint [Enter Name of Note Holder] as my attorney-in-fact in respect to the exercise or waiver of any rights under the Agreement, and I hereby agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any notes irrevocably converted pursuant thereto under the community property laws of the State of California, or under similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

“Spouse of [Enter Name of Note Holder]”

DATED: _______________, 2013
Name:

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT